UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2011

Jingwei International Limited
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-122557	20-1970137
(Commission File Number)	(IRS Employer Identification No.)

Room 701-702, Building 14, Keji C. Rd., 2nd, Software Park
Nanshan District,
Shenzhen, PRC 518057

(Address of principal executive offices and zip code)

+ 86-0755-83437888

(Registrant’s telephone number including area code)

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2011, Jingwei International Limited (the “Company”), New Yulong Information  Technology Co. Ltd. (“New Yulong IT” or the “Seller”), a wholly owned subsidiary of the Company, and Mr. George Du (the “Purchaser”), the Company’s Chief Executive, President and Chairman, entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which New Yulong IT agreed to sell and the Purchaser agreed to acquire all of the outstanding shares of Beijing New Media Advertising Co. Ltd. (“Beijing New Media”). Under the terms of the Purchase Agreement, the Purchaser will pay New Yulong IT a purchase price of $858,149, which is equal to the net book value of Beijing New Media (the “Purchase Price”), and the Purchase Price shall be paid in full at closing, by wire transfer of immediately available funds to an account designated by Seller in writing prior to the closing date.  This acquisition is expected to be completed before October 31, 2011.

A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on September 29, 2011, announcing that the parties had entered into the Purchase Agreement and other corporate information. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement dated as of September 23, 2011 among Jingwei International Limited, New Yulong Information Technology Co. Ltd. and Mr. George Du
99.1	Press Release dated September 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINGWEI INTERNATIONAL LIMITED

	By:	/s/ Yong Xu
Name: Yong Xu
Title: Chief Financial Officer

Dated: September 29, 2011

Exhibit Index

Exhibit No.	Description

10.1	Stock Purchase Agreement dated as of September 23, 2011 among Jingwei International Limited, New Yulong Information Technology Co. Ltd. and Mr. George Du
99.1	Press Release dated September 29, 2011